UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2025

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, no par value	BMRC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 2 - Financial Information

Item 2.02    Results of Operations and Financial Condition

On July 28, 2025, Bank of Marin Bancorp, "Bancorp" (Nasdaq: BMRC), parent company of Bank of Marin, released its financial results for the quarter ended June 30, 2025. A copy of the press release is included as Exhibit 99.1 and the related Second Quarter 2025 Earnings Presentation is included as Exhibit 99.2.

The press release and presentation will be available on Bank of Marin's website at http://www.bankofmarin.com under “Investor Relations/News & Market Data/Press Releases" and "Presentations” on July 28, 2025.

Section 8 - Other Events

Item 8.01     Other Events

In the press release, Bancorp announced that on July 24, 2025, its Board of Directors approved a quarterly cash dividend of $0.25 per share. The cash dividend is payable on August 14, 2025, to shareholders of record at the close of business on August 7, 2025.

Following a review of industry practice and consultation with Bancorp’s legal counsel, certain revisions to Bancorp’s Insider Trading Policy were approved by the board of directors at a meeting on July 24, 2025. Among the revisions, the commencement of the regular quarterly blackout period was changed from three weeks prior to quarter end to two weeks prior to quarter end. Additionally, provisions were added covering the use of 10b5-1 trading plans by Bancorp employees and directors requiring pre-approval of any such plans by Bancorp and mandating that such plans conform to Securities and Exchange Commission rules.

A copy of the press release is attached to this report as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description	Page Number

99.1	Press Release dated July 28, 2025	1-12
99.2	Second Quarter 2025 Earnings Presentation
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 28, 2025	BANK OF MARIN BANCORP
		By:	/s/ David Bonaccorso
David Bonaccorso
Executive Vice President
and Chief Financial Officer